Supplement Dated December 18, 2015
To The Prospectus Dated April 27, 2015

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Proposed Reorganization of JNL/Mellon Capital Frontier Markets 100 Index Fund

On December 2-3, 2015, the Board of Trustees (the "Board") of the Jackson Variable Series Trust (the "Trust") approved the proposed reorganization of the JNL/Mellon Capital Frontier Markets 100 Index Fund (the "Frontier Markets Fund" or the "Acquired Fund"), a series of the Trust, into the JNL/Mellon Capital Emerging Markets Index Fund (the "Emerging Markets Fund" or the "Acquiring Fund"), a series of the JNL Series Trust, (the "Reorganization").

The Reorganization is subject to approval by the shareholders of the Frontier Markets Fund at a shareholders' meeting expected to be held in March 2016, as well as the satisfactory completion of due diligence on the Emerging Markets Fund.  If approved, it is expected that the Reorganization will take place on or around April 22, 2016 (the "Closing Date").  No assurance can be given that the Reorganization will be approved by shareholders.

Under the terms of the proposed Plan of Reorganization, the Frontier Markets Fund's assets and liabilities would be transferred to the Emerging Markets Fund in return for shares of the Emerging Markets Fund having an aggregate net asset value equal to the Frontier Markets Fund's net assets as of the Closing Date.  These Emerging Markets Fund shares would be distributed pro rata to shareholders of the Frontier Markets Fund in exchange for their Frontier Markets Fund shares.  Frontier Markets Fund shareholders on the Closing Date would thus become shareholders of the Emerging Markets Fund and receive shares of the Emerging Markets Fund with a total net asset value equal to that of their shares of the Frontier Markets Fund on the Closing Date.  Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code.  In the event the Reorganization qualifies as a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders. The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders.  In the event the Reorganization does not qualify as a tax-free reorganization, the Acquired Fund will recognize gains or losses on the transfer of its portfolio assets to Acquiring Fund, and the Acquired Fund shareholders will recognize gains or losses on the exchange of their shares for Acquiring Fund shares.

The Frontier Markets Fund and the Emerging Markets Fund have different investment objectives, but employ similar investment strategies in seeking to achieve those objectives.  The Funds also have some overlap in their risk profiles.  A full description of the Emerging Markets Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the Frontier Markets Fund on or about January 29, 2016.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Emerging Markets Fund, nor is it a solicitation of any proxy.  For more information regarding Emerging Markets Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and has become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com.  The proxy statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any investment decisions.

This Supplement is dated December 18, 2015.